Exhibit 99.1

405 S 8th Street #201, Boise, ID 83702

NEWS RELEASE

September 6, 2022

Perpetua Resources Announces Stibnite Gold Project Moves Toward Public Review

Supplemental Draft Environmental Impact Statement publication anticipated in Q4 2022.

The Stibnite Gold Project is designed to responsibly source gold and the only domestically mined source of antimony, essential for clean energy and defense supply chains.

BOISE, ID – Perpetua Resources Corp. (Nasdaq: PPTA / TSX: PPTA) (“Perpetua Resources” or “Perpetua” or the “Company”) announced today that the Company expects the United States Forest Service (“USFS”) to publish a Supplemental Draft Environmental Impact Statement (“SDEIS” or “Supplemental DEIS”) for public review in the fourth quarter of 2022. The USFS has confirmed that cooperating agency review is complete and the SDEIS is currently progressing through final reviews in Washington D.C. The USFS is concurrently working with Idaho tribes to inform meaningful consultation.

Perpetua is confident the additional evaluation contained within the SDEIS will show improved environmental outcomes that directly address issues raised during the public review of the 2020 Draft Environmental Impact Statement (“DEIS”) and believes the additional analysis and detailed review should lead to the USFS designating a preferred alternative in the SDEIS. This key designation would further narrow the scope of review for the remainder of the process. Nearly two years of additional and comprehensive scientific analysis by the USFS and cooperating agencies, combined with the additional public review of the SDEIS, fortify the rigorous process mandated by the National Environmental Policy Act ("NEPA").

“We remain eager to show how our project improvements are designed to leave water quality and overall habitat in this historic mining district in better shape than they are in today,” said Laurel Sayer, President and CEO of Perpetua Resources. “Today, more than ever, a secure source of domestically produced antimony is essential for our national security and energy future. Perpetua is ready to be the responsible solution our country needs.”

Critical Project for National Defense and Clean Energy Future:

The Stibnite Gold Project in central Idaho is designed to restore environmental conditions at a legacy mine site while responsibly developing one of the highest-grade, open pit gold resources in the United States and becoming the only domestically mined source of the critical mineral antimony. Antimony is essential to defense, technology and energy products and is a listed critical mineral by the United States Geological Survey (USGS) and a mineral of interest by the Department of Defense (DOD) and Defense Logistics Agency (DLA).

Antimony is critical to the U.S. defense industrial supply chain for materials ranging from ammunition to night vision goggles. Without a domestically mined source, the United States is reliant on nations like China, Russia and Tajikistan that control 90% of the global supply. The Stibnite Gold Project has one of the world’s largest independent reserves of antimony and is positioned to provide a secure source of antimony for defense and commercial needs.

Responsible Mining. Critical Resources. Clean Future.

Attention to antimony, and related defense materials, is growing amid heightened geopolitical tension and supply chain disruptions. Last week, military leaders voiced concern that the war in Ukraine has strained ammunition supplies. This comes just after Congress called for increased attention to antimony in the National Defense Authorization Act (NDAA).

Congress recently authorized a 10% production tax credit for certain critical minerals including antimony in the Inflation Reduction Act. Antimony is a key component for the long-duration grid storage battery technology developed by Ambri. The Massachusetts-based company recently announced the expansion of its U.S. manufacturing capacity along with a renewable energy demonstration project with Xcel Energy in Colorado. In August 2021, Perpetua Resources entered into a partnership agreement with Ambri to provide antimony from the Stibnite Gold Project for battery production.

For further information about Perpetua Resources Corp., please contact:

Chris Fogg

Investor Relations Manager

chris.fogg@perpetuacorp.us

Info@perpetuacorp.us

Mckinsey Lyon

Vice President External Affairs

media@perpetua.us

Website: www.perpetuaresources.com

About Perpetua Resources and the Stibnite Gold Project

Perpetua Resources Corp., through its wholly owned subsidiaries, is focused on the exploration, site restoration and redevelopment of gold-antimony-silver deposits in the Stibnite-Yellow Pine district of central Idaho that are encompassed by the Stibnite Gold Project. The Project is one of the highest-grade, open pit gold deposits in the United States and is designed to apply a modern, responsible mining approach to restore an abandoned mine site and produce both gold and the only mined source of antimony in the United States. Further advancing Perpetua Resources’ ESG and sustainable mining goals, the Project will be powered by the lowest carbon emissions grid in the nation and a portion of the antimony produced from the Project will be supplied to Ambri, a US-based company commercializing a low-cost liquid metal battery essential for the low-carbon energy transition. In addition to the company’s commitments to transparency, accountability, environmental stewardship, safety and community engagement, Perpetua Resources adopted formal ESG commitments which can be found here.

Responsible Mining. Critical Resources. Clean Future.

Forward-Looking Information

Statements contained in this news release that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding possible events, next steps and courses of action including environmental clean up actions by us and our contractors; our ability to comply with and obtain permits related to the Stibnite Gold Project; actions to be taken by the USFS, the State of Idaho and other government agencies and regulatory bodies and the expected results of their review; plans with respect to the issuance of an SDEIS and any designations thereunder; the anticipated timing for release of the SDEIS; predictions regarding improvements to water quality and other environmental conditions at the site; reduction of the Project footprint and the anticipated benefits and other effects thereof; our and Ambri, Inc.’s ability to perform under the supply agreement, which agreement is subject to certain conditions, including identification of one or more refiners to transform our antimony concentrate into antimony metal, and mutual agreement on certain material terms, including volume and pricing. In certain cases, Forward-Looking Information can be identified by the use of words and phrases or variations of such words and phrases or statements such as "anticipate", “expect” “plan”, “likely”, “believe”, “intend”, “forecast”, “project”, “estimate”, "potential", "could", "may", "will", "would" or “should”. In preparing the Forward-Looking Information in this news release, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the current exploration, development, environmental and other objectives concerning the Stibnite Gold Project can be achieved and that its other corporate activities will proceed as expected; that we and Ambri will be able to agree on the terms of the Ambri agreement; that the general business and economic conditions will not change in a materially adverse manner and that permitting and operations costs will not materially increase; and that the review process under the NEPA (including the review process involving the USFS, any review process by the State of Idaho and other agencies and regulatory bodies and consultation with Idaho tribes) as well as the public review process and SDEIS will proceed in a timely manner and as expected; and that all requisite information will be available in a timely manner. Forward-Looking Information are based on certain material assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include, among others, changes in laws and regulations and changes in the application of standards pursuant to existing laws and regulations which may result in unforeseen results in the permitting process; uncertainty surrounding input to be received from regulators and community stakeholders; risks related to unforeseen delays in the review process including availability of personnel from the USFS, State of Idaho and other stated, federal and local agencies and regulatory bodies (including, but not limited to, future US government shutdowns); risks related to opposition to the Project; risks related to increased or unexpected costs in operations or the permitting process; risks that estimates used in budgeting and financial statements may prove to be incorrect; risks related to the outcome of litigation and potential for delay of the Project, as well as those factors discussed in Perpetua Resources' public filings with the U.S. Securities and Exchange Commission (the “SEC”) and its Canadian disclosure record. Although Perpetua Resources has attempted to identify important factors that could affect Perpetua Resources and may cause actual actions, events or results to differ materially from those described in Forward-Looking Information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that Forward-Looking Information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on Forward-Looking Information. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, which are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedar.com. Except as required by law, Perpetua Resources does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this news release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Responsible Mining. Critical Resources. Clean Future.

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